The Gabelli ABC Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

The

Gabelli

ABC

Fund

A series of Gabelli Investor Funds, Inc.

Class	Ticker Symbol
AAA	GABCX
Advisor	GADVX

PROSPECTUS

April 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com. Your election to receive reports on paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class AAA Shares	Advisor Class Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%	0.50%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.14%	0.14%
Acquired Fund Fees and Expenses	0.04%	0.04%

Total Annual Fund Operating Expenses	0.68%	0.93%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$69	$218	$379	$847
Advisor Class Shares	$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 278% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in securities of domestic and foreign issuers that Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”), believes provide attractive opportunities for appreciation or investment income. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented common stocks, i.e., common stocks that trade at a significant discount to the Adviser’s assessment of their “private market value” (the value informed investors would be willing to pay to acquire the entire company), virtually risk free U.S.Treasury Bills, and by utilizing certain “arbitrage” strategies. The Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, the Fund may purchase the selling company’s securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities. The Fund may invest up to 40% of its total assets in securities of non-U.S. issuers. The Fund may invest up to 25% of its assets in lower quality fixed income securities, including up to 5% of its assets in securities of issuers that are in default, in order to seek higher income and capital appreciation. For additional information about selection of investments suitable for the Fund, see page 7 of the prospectus.

In selecting investments for the Fund, the Adviser considers a number of factors, including:

•

the Adviser’s own evaluations of the “private market value” of the underlying assets and business of the company. Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company,

•	the interest or dividend income generated by the securities,
•	the potential for capital appreciation of the securities,
•	the prices of the securities relative to other comparable securities,
•	whether the securities are entitled to the benefits of sinking funds or other protective conditions,
•	the existence of any anti-dilution protections or guarantees of the security, and
•	the diversification of the Fund’s portfolio as to issuers.

The Adviser also evaluates the issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst: something in the company’s industry, indigenous to the company, or in the company’s country that will surface additional value.

The Adviser expects that, in accordance with the Fund’s investment objective, it will invest the Fund’s assets in a more conservative manner than it would in a small capitalization growth fund. For example, it may utilize fixed income securities and hedging strategies to reduce the risk of capital loss to a greater extent than it does in most other equity funds managed by the Adviser. As a result, the Fund’s total return is not expected to be as high as traditional equity funds in periods of significant appreciation in the equity markets.

Principal Risks

You may want to invest in the Fund if:

•	you favor a conservative approach to investments and returns
•	you seek stability of principal more than growth of capital

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Fund shares, they may be worth more or less than what you paid for them; you may lose money by investing in the Fund.

The principal risks presented by the Fund are:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances.

•

Event Driven Risk.    Event driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses impacting its shares negatively.

•

Coronavirus (“COVID-19”) and Global Health Events.    COVID-19 and concerns about its rapid spread and infections have severely impacted business activity in virtually all economies, markets, and sectors and negatively impacted the value of many financial and other assets. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. These events could have a significant impact on the Fund’s performance, as well as the performance and viability of issuers in which it invests.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Hedging Risk.    The success of hedging depends on the Adviser’s ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities, and the prices of the corresponding options, or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses, and there may be certain restrictions on trading futures contracts and options.

•

Interest Rate Risk.    Investments in dividend and interest paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. There is a possibility that interest rates may rise in the future.

•

Issuer Risk.    The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

•

Lower Rated Securities.    Lower rated securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as “junk bonds.” Investments in lower rated securities may also include securities of issuers that are in default. Investments in securities of issuers in default present even greater risk exposure for the Fund.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry and more susceptible to risks associated with a single economic, market, political or regulatory occurrence than shares of a diversified mutual fund.

•

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.

•

Short Sale Risk.    Short positions in equity securities are generally considered to be more risky than long positions since the theoretical potential loss in a short position is unlimited, while the maximum loss from a long position is equal to its original purchase price.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

THE GABELLI ABC FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 3.07% (quarter ended March 31, 2012), and the lowest return for a quarter was (3.33)% (quarter ended September 30, 2011).

Average Annual Total Returns (for the years ended December 31, 2019)	Past One Year	Past Five Years	Past Ten Years
The Gabelli ABC Fund Class AAA Shares
Return Before Taxes	4.80%	2.51%	2.97%
Return After Taxes on Distributions	3.67%	1.67%	2.18%
Return After Taxes on Distributions and Sale of Fund Shares	2.93%	1.63%	2.06%
Advisor Class Shares
Return Before Taxes	4.45%	2.24%	2.71%
ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	2.28%	1.07%	0.58%
Lipper U.S. Treasury Money Market Fund Average	1.89%	0.77%	0.39%
S&P Long-Only Merger Arbitrage Index (Inception 1/17/2008)	6.70%	4.25%	4.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares and after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Fund since its inception on May 14, 1993.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA and Advisor Class shares is $10,000. There is no minimum for subsequent investments. G.distributors, LLC, the Fund’s distributor and an affiliate of the Adviser (“G.distributors” or the “Distributor”), reserves the right to waive or change minimum investment amounts.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o DST Asset Manager Solutions, Inc., 430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase or redeem Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI
(800-422-3554).

Fund shares can also be purchased or sold through registered broker-dealers or financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund’s investment objective may not be changed without shareholder approval.

The Fund invests primarily in securities of domestic and foreign issuers that the Adviser believes provide attractive opportunities for appreciation or investment income. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented common stocks, i.e., common stocks that trade at a significant discount to the Adviser’s assessment of their “private market value” (the value informed investors would be willing to pay to acquire the entire company), convertible securities (the income component of which makes such securities less risky than common stocks), virtually risk free U.S. Treasury Bills, and by utilizing certain “arbitrage” strategies. The Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company’s securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may invest up to 40% of its total assets in securities of non-U.S. issuers. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities. The Fund may also invest in MLPs.

In selecting investments for the Fund, the Adviser considers a number of factors, including:

•

the Adviser’s own evaluations of the “private market value” of the underlying assets and business of the company. Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company,

•	the interest or dividend income generated by the securities,
•	the potential for capital appreciation of the securities,
•	the prices of the securities relative to other comparable securities,
•	whether the securities are entitled to the benefits of sinking funds or other protective conditions,
•	the existence of any anti-dilution protections or guarantees of the security, and
•	the diversification of the Fund’s portfolio as to issuers.

The Adviser also evaluates the issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst: something in the company’s industry, indigenous to the company, or in the company’s country that will surface additional value.

The Adviser expects that, in accordance with the Fund’s investment objective, it will invest the Fund’s assets in a more conservative manner than it would in a small capitalization growth fund. For example, it may utilize fixed income securities and hedging strategies to reduce the risk of capital loss to a greater extent than it does in most other equity funds managed by the Adviser. As a result, the Fund’s total return is not expected to be as high as traditional equity funds in periods of significant appreciation in the equity markets.

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Because the Fund is non-diversified, the Fund has the ability to invest a larger portion of its assets in fewer issuers than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds that invest in a broad range of issuers. The Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rates, economic changes, and limited liquidity. The Fund is also subject to the risk that an announced merger or acquisition may not be completed, may be negotiated at a less attractive price, or may not close on the expected date. The investment policies of the Fund may lead to higher portfolio turnover rates which could negatively impact the Fund’s performance. The Fund is also subject to the risk that the potential private market value of the Fund’s stocks will never be realized or that the portfolio securities’ prices will decline. Foreign securities are also subject to currency, information, and political risks. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are discussed in the Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. These fluctuations may cause a security to be worth less than what it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

•

Event Driven Risk.    Event driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses impacting its shares negatively.

•

Coronavirus and Global Health Events.    An outbreak of infectious respiratory illness caused by a novel coronavirus known as “COVID-19” was first detected in China in December 2019 and has now been detected globally. The current economic situation resulting from the unprecedented measures taken around the world to combat the spread of COVID-19 may continue to contribute to severe market disruptions, volatility and reduced economic activity. Furthermore, measures taken to battle COVID-19 may have long term negative effects on the U.S. and worldwide financial markets and economies and may cause further economic uncertainties in the United States and worldwide. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the effects of these or similar events in the future on the U.S. economy and financial markets. These events could have a significant impact on the Fund’s performance, net asset value, income, operating results and ability to pay distributions, as well as the performance, income, operating results and viability of issuers in which it invests.

•	Foreign Securities Risk. The Fund’s investments outside the United States carry additional risks that include:

•

Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. In addition, the Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

•	Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.

•

Political Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war.

•

Access Risk — The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

•	Liquidity Risk — Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•	Emerging Markets Risk — The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•

Eurozone Investment Risks — A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets. Pursuant to an agreement setting out the terms on which the United Kingdom may leave the European Union (“Brexit”), the United Kingdom formally withdrew from the EU, effective January 31, 2020, and entered into an 11-month transition period. During this transition period, the United Kingdom is expected to renegotiate its political and economic relationships with the EU and other countries. As a result of the original referendum and other geopolitical developments leading to Brexit, the financial markets experienced increased levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased market and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. To the extent the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

•

Globalization Risks — The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks relating to a novel strain of the coronavirus

(COVID-19), the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the US or abroad, or a slowdown in the US economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.

•

Hedging Risk.    The success of hedging depends on the Adviser’s ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities, and the prices of the corresponding options, or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses, and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively, or may be unable to be used for other reasons.

•

Interest Rate Risk.    Investments in dividend and interest paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. There is a possibility that interest rates may rise in the future.

•

Issuer Risk.    The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

•

Lower Rated Securities.    Lower rated securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as “junk bonds.” As part of its investment in lower grade securities, the Fund may also invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

•

Non-Diversification Risk.    The Fund is classified as a “non-diversified” mutual fund, which means that a greater proportion of its assets may be invested in the securities of a single issuer than a “diversified” mutual fund. As a non-diversified mutual fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund. The ability to invest in a more limited number of securities may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, market, political, or regulatory event than a diversified fund. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had if it had been invested in a greater number of securities.

•

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss. Given the frequency of sales, any such net gain may be short term capital gain or loss. Unlike long term capital gain, short term capital gain is taxable to individuals at the same rates as ordinary income.

•

Short Sale Risk.    The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security’s value will decline. To complete a short sale, the Fund must borrow the security to make delivery. To close out a short sale, the Fund must buy the security in order to return the security it borrowed. If the price of a security sold “short” by the Fund increases between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will incur a loss, which is potentially unlimited. In addition, the lender of the security borrowed by the Fund may generally require the return of the security at any time, which may require the Fund to close out its short sale at an inopportune time if it cannot borrow the security from another party.

Portfolio Holdings.    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI, which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

MANAGEMENT OF THE FUND

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, is a New York limited liability company that serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Fund’s Board of Directors (the “Board”). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds (“Gabelli/GAMCO Fund Complex” or “Fund Complex”). The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and related expenses borne by the Adviser for the year ended December 31, 2019, the Fund paid the Adviser a fee computed daily and payable monthly equal on an annual basis to 0.50% of the Fund’s average daily net assets.

The Fund’s semiannual report to shareholders for the period ended June 30, 2019, contains a discussion of the basis of the Board’s determination to continue the investment advisory agreement.

The Portfolio Manager.    Mr. Mario J. Gabelli, CFA, is primarily responsible for the day to day investment management of the Fund. Mr. Gabelli is Chairman and Chief Executive Officer of GBL and

Executive Chairman of Associated Capital Group, Inc.; Chief Investment Officer – Value Portfolios of GBL; Gabelli Funds, LLC, and GAMCO Asset Management Inc., another wholly owned subsidiary of GBL; Chief Executive Officer and Chief Investment Officer of GGCP; and an officer or director of other companies affiliated with GBL. Mr. Gabelli serves as portfolio manager for and is a director of several funds in the Gabelli/GAMCO Fund Complex. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

The Fund’s SAI provides additional information about Mr. Gabelli’s compensation, other accounts, and pooled investment vehicles managed by Mr. Gabelli, and Mr. Gabelli’s ownership of securities in the Fund.

INDEX DESCRIPTIONS

The ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index.

The Lipper U.S. Treasury Money Market Fund Average represents the average performance of U.S. Treasury money market mutual funds as tracked by Lipper, Inc.

The S&P Long-Only Merger Arbitrage Index is comprised of a maximum of forty large and liquid stocks that are active targets in pending merger deals.

You cannot invest directly in the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index, the Lipper U.S. Treasury Money Market Fund Average or the S&P Long-Only Merger Arbitrage Index.

CLASSES OF SHARES

Two classes of the Fund’s shares are offered in this prospectus — Class AAA and Advisor Class. The Fund is not designed for market-timers; see the section entitled “Redemption of Shares.” Each class of shares has different costs associated with buying, selling, and holding Fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs.

The Fund’s Class AAA shares are offered only to (1) clients of broker-dealers or other financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where the Distributor has entered into an agreement permitting the financial intermediary to offer Class AAA shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

The Fund’s Advisor Class shares are available through broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

Rule 12b-1 Plan.    The Fund has adopted a distribution plan under Rule 12b-1 for Advisor Class shares of the Fund (“Plan”). Under the Plan, the Fund may use its assets to finance activities relating to the sale of its Advisor Class shares and the provision of certain shareholder services on an annual basis, in the amount of 0.25% of its average daily net assets attributable to Advisor Class shares. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate for such activities outside the Plan and not be subject to its limitations. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Advisor Class shares and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of a maximum permitted front-end sales charge. Advisor Class shares will have higher expenses than Class AAA shares because Advisor Class shares pay a Rule 12b-1 fee and Class AAA shares do not.

Redemption Fee.    Generally, if you sell or exchange your shares within seven days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See “Redemption of Shares” herein.

PURCHASE OF SHARES

You can purchase shares on any Business Day.

•	By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “The Gabelli ABC Fund” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 219204 Kansas City, MO 64121-9204	The Gabelli Funds c/o DST 430 W 7th Street STE 219204 Kansas City, MO 64105-1407

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the fund(s), and class of shares you wish to purchase.

•	By Internet. You may open an account over the Internet at www.gabelli.com.

•

By Bank Wire or by ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire the funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: The Gabelli ABC Fund

Account #

Account of [Registered Owners]

•	By Telephone. You may make purchases for an existing account with banking instructions on file by telephone at 800-GABELLI (800-422-3554).

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Fund’s transfer agent, DST Asset Manager Solutions, Inc. (the “Transfer Agent” or “DST”) will not charge you for receiving wire transfers.

You may purchase shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

Your broker-dealer or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). The broker-dealer or other financial intermediary will transmit a purchase order and payment to DST on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

Share Price.    The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV.

Minimum Investments.    The minimum initial investment for Class AAA and Advisor Class shares is $10,000. The Distributor or its affiliates may, in their discretion, waive the minimum investment requirement under certain circumstances. There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

General.    DST will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. Except for differences attributable to these arrangements, shares of both classes are substantially the same.

Customer Identification Program.    Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Third Party Arrangements.    The Adviser and its affiliates utilize a portion of their assets, which may include revenues received under the Plan, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, sub-accounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealer, or other financial intermediaries. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list and in other sales programs, or as an expense reimbursement in cases where the broker-dealers, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finder’s fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealers or other financial intermediaries in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments), for a portion of the charges for programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.30% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

In addition, in certain cases, broker-dealers, financial advisers and other financial intermediaries, may have agreements pursuant to which shares of the Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Fund’s transfer agency agreement, the Fund pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Fund. The Board of Directors may, from time to time, authorize the Fund to pay for a portion of the fees charged by these intermediaries if (i) a cost savings to the Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Fund in excess of $10 million. In these cases, the Board may authorize the Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Additional Purchase Information

Retirement Plans/Education Savings Plans.    The Fund makes available IRAs and Coverdell Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” The minimum initial investment in all such retirement and education savings plans is $10,000. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan.    The Fund offers an automatic monthly investment plan. The minimum investment for accounts establishing an automatic investment plan is $10,000. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365, or visit our website at www.gabelli.com.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares beyond seven (7) days when the NYSE is closed, when trading on the NYSE is restricted (as determined by the (SEC), or when an emergency exists (as determined by the (SEC), and the Fund cannot sell its portfolio securities or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV per share next determined after the time as of which the Fund or, if applicable, its authorized designee, receives your redemption request in proper form, subject in some cases to a redemption fee as described below in this section. See “Pricing of Fund Shares” herein for a description of the calculation of NAV. A redemption is a taxable event to you on which you would realize gain or loss (subject to certain limitations on the deductibility of losses).

You may redeem shares through a broker-dealer or financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined after the Fund or, if applicable, its authorized designee, receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short term trading of Fund shares creates risks for the Fund and its long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV

(called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, the Fund has adopted policies and procedures that impose a 2.00% redemption fee (short term trading fee) on Advisor Class and Class AAA shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund’s Adviser or any third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to their customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading, or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short term trading in its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

If you hold shares directly through the Distributor, you may redeem shares:

•

By Letter.    You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, savings banks, and credit unions. A notary public cannot provide a medallion signature guarantee.

•

By Telephone or the Internet.    Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with DST by calling either 800-GABELLI (800-422-3554), or 800-872-5365 (617-328-5000 from outside the United States), or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If DST properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither DST nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that DST may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

1.	Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.

Telephone or Internet Redemption By Bank Wire or ACH System. The Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The Fund will send an ACH system credit or wire to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day. For Class AAA shares, the Fund will deduct a wire fee (currently $5.00) from your account if you redeem less than $5,000.

If you redeem shares through your broker or other financial intermediary, the broker or financial intermediary will transmit a redemption order to DST on your behalf. The redemption request will be effected at the NAV per share next determined after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account, and if your account is directly registered with DST. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    The Fund may redeem all shares in your account (other than an IRA or Coverdell education savings account) if the value falls below $10,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $10,000.

Redemption Proceeds.    The Fund expects to meet redemption requests typically by selling portfolio assets, with holdings of cash and cash equivalents, or by drawing on its line of credit. In certain circumstances, the Fund may meet a redemption request in-kind, as described under “Redemption In Kind.” These methods of meeting redemption requests are expected to be used in both normal and stressed market conditions. A redemption request received by the Fund will be effected based on the NAV per share next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by wire, the Fund will normally wire the funds according to the wire instructions you provide, within three business days after receipt of your redemption request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan you may not receive proceeds from your redemption until the check clears or ten days following the purchase, whichever is earlier. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request. Typically, the Fund receives redemption requests through the National Securities Clearing Corporation (“NSCC”) system, which is utilized by financial intermediaries to submit requests on behalf of their clients or customers who hold shares of the Fund in “street name.” In such circumstances, the Fund expects redemption proceeds to be delivered via the NSCC system within three business days after receipt of a redemption request. The NSCC system is not used for shareholders whose accounts are held at the Fund’s transfer agent (as opposed to shareholders whose accounts are held in “street name” at a broker or other financial intermediary).

Redemption In Kind.    The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Specifically, the Fund may pay your redemption proceeds in portfolio securities if you redeem more than $250,000 over the preceding three months, and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. In such an instance, the Fund would communicate to you its intention to meet your redemption request in portfolio securities. Securities received in kind will remain subject to the risk of market fluctuations until sold; however, the Fund would distribute to you from its portfolio of investments only securities that the Adviser determines are readily marketable. The specific security or securities to be distributed will be selected at the discretion of the Board or its designee(s), subject to any applicable laws or regulations, and could be individual securities, a representative basket of securities or a pro-rata slice of the Fund’s portfolio. Any additional remainder in value owed to you between such securities and Fund shares that you submitted for redemption would be paid to you in cash. Payments would be made in portfolio securities only in instances where the Fund’s Board (or its delegate) believes that it would be in the Fund’s best interest not to pay the redemption proceeds in cash. A redemption in kind would be a taxable event to you on which you would realize a capital gain or capital loss on your shares redeemed. Additionally, you may incur brokerage costs in converting any of the securities received to cash. The foregoing considerations apply in both normal and stressed market considerations. Please see “Redemption of Shares” in the SAI for additional information.

EXCHANGE OF SHARES

You can exchange shares of the Fund for Class AAA shares of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser or its affiliates. The Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you on which you would realize a capital gain or capital loss (subject to possible limitations of deductibility). Please see “Redemption of Shares” in the SAI for additional information.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of the exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you will realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;
•

you should read the prospectus of the fund whose shares you are purchasing through exchange. Call your broker or 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus; and

•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly through the Transfer Agent, or through a financial intermediary that has entered into the appropriate selling agreement with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

•

Exchange by Mail.    You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•	Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund, the Distributor, or the Adviser in any way. It would be in addition to the other costs, if any, described in this prospectus and must be disclosed to you by your broker-dealer or other financial intermediary.

PRICING OF FUND SHARES

The Fund’s NAV is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The NAV of each class is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus attributable to the applicable class of shares, by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of such class next made after the time as of which the purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Equity securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, the Fund’s accounting agent will notify the Adviser and the security will be valued based on written or standing instructions from the Adviser and/or the Pricing Committee.

Equity securities that are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the NYSE as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market. When the NYSE is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board) using the prevailing exchange rate as described below. If some event occurs affecting or likely to affect the price of an equity security or group of equity securities to a significant extent including but not limited to material market movement, changes in market conditions after a foreign market closes, but prior to 4:00 p.m. Eastern Time, or a company development, such as a material business development, dividend declaration, stock split or rights offering, and if adequate and timely information relating to the event is not available or is not taken into account by the pricing service, the Adviser should review the pricing furnished by the pricing service to determine whether it is appropriate in the circumstances. In such case, the Adviser will obtain market quotations from another source or will make a fair value determination of such securities using other appropriate value measurements and such information will be presented to the Board for ratification at its next scheduled meeting. If the primary market for such an equity security suspends or limits trading or price movements, whether for the market as a whole or the particular security, and trading also occurs on a secondary market which has not suspended or limited trading or price movement, valuation will be based on information from the secondary market provided by the Adviser. If all markets on which such an equity security have suspended trading, the Adviser will fair value such security as provided above. Information that becomes known after the close of the NYSE, normally 4:00 p.m. Eastern time, on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security determined earlier or on a prior day.

Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

Debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the relevant U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Fund reinvested automatically at the NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your financial intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends or capital gains are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or distribution will generally be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital. Distributions may be different for different classes of shares of the Fund.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income (including distributions of net short term capital gains, i.e., gains from securities held by the Fund for one year or less) are taxable to you as ordinary income, if you are a U.S. shareholder, except that certain qualified dividends may be eligible for a reduced rate (provided certain holding period and other requirements are met). Properly reported distributions of net capital gain, i.e., net long term capital gains minus net short term capital loss (each a “Capital Gain Dividend”), are taxable to you at long term capital gain rates no matter how long you have owned your shares. High portfolio turnover can indicate a high level of short term capital gains that, when distributed to shareholders, are taxed as ordinary income rather than at the lower capital gains tax rate. The Fund’s distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state, and local taxes. A redemption of Fund shares or an exchange of the Fund’s shares for shares of another fund will be treated for tax purposes as a sale of the Fund’s shares, and any gain you realize on such a transaction may be taxable. Foreign shareholders may be subject to a federal withholding tax.

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividend and other investment income, including dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

By law, the Fund must withhold, as backup withholding, a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

A dividend declared by the Fund in October, November, or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

After the end of each year, the Fund will provide you with the information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semiannual, and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchased shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the percentage amount that an investor would have earned or lost on an investment in the Fund’s Class AAA shares and Advisor Class shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements and related notes, is included in the Fund’s annual report, which is available upon request.

The Gabelli ABC Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)(d)		Portfolio Turnover Rate

Class AAA
2019	$10.03	$0.12		$0.36	$0.48	$(0.14)	$(0.16)	$(0.30)	$0.00	$10.21	4.8%	$618,374	1.18%	0.64%		278%
2018	10.38	0.15		(0.13)	0.02	(0.24)	(0.13)	(0.37)	0.00	10.03	0.2	564,929	1.41	0.57	(e)	231
2017	10.17	0.05		0.17	0.22	—	(0.01)	(0.01)	0.00	10.38	2.2	660,559	0.51	0.58	(e)(f)	205
2016	10.10	0.02		0.29	0.31	(0.07)	(0.17)	(0.24)	0.00	10.17	3.1	630,052	0.19	0.60	(f)	287
2015	10.13	(0.00	)(b)	0.24	0.24	(0.06)	(0.21)	(0.27)	0.00	10.10	2.3	630,205	(0.01)	0.59		276

Advisor Class
2019	$9.93	$0.09		$0.35	$0.44	$(0.11)	$(0.16)	$(0.27)	$0.00	$10.10	4.4%	$279,964	0.92%	0.89%		278%
2018	10.27	0.12		(0.13)	(0.01)	(0.20)	(0.13)	(0.33)	0.00	9.93	(0.1)	377,330	1.14	0.82	(e)	231
2017	10.08	0.03		0.17	0.20	—	(0.01)	(0.01)	0.00	10.27	2.0	731,397	0.26	0.83	(e)(f)	205
2016	10.01	(0.01)		0.30	0.29	(0.05)	(0.17)	(0.22)	0.00	10.08	2.9	779,720	(0.06)	0.85	(f)	287
2015	10.05	(0.03)		0.23	0.20	(0.03)	(0.21)	(0.24)	0.00	10.01	2.0	717,303	(0.27)	0.84		276

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2019, 2018, 2017, 2016, and 2015, there was no impact to the expense ratios.

(d)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December 31, 2019, 2018, 2017, 2016, and 2015 would have been 0.56%, 0.56%, 0.55%, 0.55%, and 0.55% (Class AAA) and 0.81%, 0.81%, 0.80%, 0.80%, and 0.77% (Advisor Class), respectively.

(e)	The Fund incurred tax expense during the years ended December 31, 2018 and 2017. For the year ended December 31, 2018, the effect was minimal. For the year ended December 31, 2017, if the tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 0.57% (Class AAA) and 0.82% (Advisor Class).

(f)	During the years ended December 31, 2017 and 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursements (allocated by relative net asset values of the Fund’s share classes) been included in the 2016 calculation, the annualized expense ratios would have been 0.58% (Class AAA) and 0.83% (Advisor Class). The 2017 reimbursement had no effect on the expense ratio.

The Gabelli ABC Fund

Class AAA Shares

Advisor Class Shares

For More Information:

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the

Gabelli/GAMCO Fund Complex, or request other information and discuss your questions about the Fund by mail, toll free telephone, or the Internet as follows:

The Gabelli ABC Fund

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy the Fund’s prospectus, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•	Free from the Fund’s website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520 or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-07326)